BLACKROCK BASIC VALUE FUND, INC.

BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Basic Value V.I. Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated February 14, 2014 to the

Prospectus of each Fund

Effective immediately, Fund management has determined to remove the Standard & Poor’s (“S&P”) 500® Index as a benchmark against which each Fund measures its performance. Fund management believes the S&P 500® Index no longer has characteristics similar to the current investment strategy of the Funds.

Shareholders should retain this Supplement for future reference.

PRO-10042VAR-0214SUP